UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2012

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2012, Skechers U.S.A., Inc. (the "Company") entered into multiple settlement agreements that resolve the pending inquiries of the United States Federal Trade Commission (the "FTC") and various states’ Attorneys General, as well as two civil class action lawsuits relating to allegations that the Company made unsupported advertising claims in connection with the marketing of its toning shoes. Pursuant to the settlement agreements, the Company will pay a one-time settlement of $45 million plus $5 million in class action attorneys’ fees to settle all domestic advertising matters and related claims with such parties, and has agreed to certain injunctive relief. The Company is not paying any fines or penalties. As discussed in the Company’s Form 10-Q for the quarter ended March 31, 2012, the Company recorded a charge of $50 million in the fourth quarter of 2011 to reserve for costs and potential other exposures relating to its existing litigation and regulatory matters, and related legal and professional fees.

The settlement agreements are with: (1) the United States (with the FTC as signatory); (2) the following states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Mississippi, Missouri, Montana, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington, West Virginia and Wisconsin; and (3) the following plaintiffs: Tamara Grabowski (a proposed class representative) and Venus Morga.

Item 7.01 Regulation FD Disclosure.

On May 16, 2012, the Company issued a press release announcing the global settlement set forth in Item 1.01 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

99.1 Press release dated May 16, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 18, 2012	By:	David Weinberg

Name: David Weinberg
Title: Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 16, 2012.